SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 April 23, 2003
--------------------------------------------------------------------------------


                        (Date of earliest event reported)

--------------------------------------------------------------------------------


                         Progress Financial Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                           0-14815                       23-2413363
--------------------------------------------------------------------------------
(State of other jurisdiction  (Commission File Number)          (IRS Employer
  of incorporation)                                            Identified No.)


4 Sentry Parkway, Suite 200, Blue Bell, Pennsylvania               19422-0764
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)



                                 (610)-825-8800
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
--------------------------------------------------------------------------------
(Former name,former address and former fiscal year,if changed since last report)
--------------------------------------------------------------------------------

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

         (a)    Not applicable.

         (b)    Not applicable.

         (c)    The following exhibits are included with this Report:

      Exhibit No.                       Description
      -----------                       -----------

        99.1            Press Release, dated April 23, 2003

        99.2            Press Release, dated April 23, 2003

        99.3            Press Release, dated April 23, 2003

Item 9. Regulation FD Disclosure (Results of Operations and Financial Condition)
        ------------------------------------------------------------------------

     On April 23, 2003 Progress Financial Corporation reported first quarter net income of $1.4 million, or diluted earnings of $.21 per share. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference. This information, which is required by Item 12 of Form 8-K, is being provided under Item 9 pursuant to Commission Release 34-47583.

     On April 23, 2003 Progress Financial Corporation declared the quarterly cash dividend. A copy of the press release is included as Exhibit 99.2 and is incorporated herein by reference. This information, which is required by Item 12 of Form 8-K, is being provided under Item 9 pursuant to Commission Release 34-47583.

     On April 23, 2003, Progress Financial Corporation distributed an earnings package to analysts. For further information see the attached Exhibit 99.3 and incorporated herein by reference. This information, which is required by Item 12 of Form 8-K, is being provided under Item 9 pursuant to Commission Release 34-47583.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      PROGRESS FINANCIAL CORPORATION





Dated:   April 23, 2003              By:      /s/ Michael B. High
                                         ---------------------------------------
                                              Michael B. High
                                              Chief Operating Officer and
                                              Chief Financial Officer

                                  Exhibit 99.1


                  Press Release on First Quarter 2003 Earnings

FOR IMMEDIATE RELEASE         Contacts:
April 23, 2003                Michael B. High, COO/CFO
                              610-941-4804
                              mhigh@progressbank.com
                              Dorothy Jaworski, Director of Investor Relations
                              484-322-4822
                              djaworski@progressbank.com


            Progress Financial Corporation Announces 75% Increase in
                      First Quarter 2003 Earnings Per Share


     Blue Bell, PA, April 23, 2003 - Progress Financial Corporation (the "Company" - Nasdaq: PFNC), reported first quarter 2003 net income of $1.4 million, or diluted earnings per share of $.21, compared to net income of $750,000, or diluted earnings per share of $.12, for the first quarter of 2002.

     Commenting on the first quarter results, W. Kirk Wycoff, President and CEO, stated, "We are pleased with our earnings results for the first quarter, which were driven by excellent loan and deposit growth and attention to cost control. The opportunities in our markets for a community bank with broad products and an outstanding sales and service team remain excellent. Now that geo political concerns are clearing, we are optimistic about 2003."

     Tax-equivalent net interest income for the quarter ended March 31, 2003 increased $973,000, or 15%, compared to the first quarter of 2002 and increased $444,000, or 6%, compared to the fourth quarter of 2002. The net interest margin for the first quarter of 2003 was 3.02% (FTE) compared to 3.25% (FTE) for the first quarter of 2002 and 3.09% (FTE) for the fourth quarter of 2002.

     The provision for loan and lease losses was $700,000 for the quarter ended March 31, 2003, compared to $1.4 million for the same period in 2002. The higher provision during 2002 was primarily due to charge-offs in the TechBanc portfolio (which was subsequently sold) and the reserve additions to address credit and economic concerns which have now been reduced as a result of the reduction in the Company's classified assets.

     Non-interest income for the quarter ended March 31, 2003 was $2.8 million compared to $4.5 million for the same period in 2002. This decrease was the result of a variety of factors. The quarter ended March 31, 2003 included client warrant income of $197,000 compared to $1.4 million during the first quarter of 2002. Fee income for the quarter decreased $605,000 primarily due to a decrease in mutual fund, annuity and insurance commissions from the Company's subsidiary, Progress Financial Resources, Inc., and a reduction in consulting fees from the Company's subsidiary, KMR Management, Inc. Gain on sale of securities was $323,000 for the first quarter of 2003 compared to no gain or loss on sale of securities during the same quarter in 2002.

     Total non-interest expense was $7.3 million for the quarter ended March 31, 2003, a decrease of $1.1 million compared to $8.4 million for the first quarter of 2002. Salaries and employee benefits decreased by $509,000 for the three months ended March 31, 2003 from the comparable period in 2002, mainly due to decreased commission volume for Progress Financial Resources, Inc. and lower staffing levels at KMR Management, Inc. Other expenses decreased $575,000 in the first quarter of 2003 compared to the first quarter of 2002 primarily due to recoveries of real estate owned expenses during 2003, loan workout expenses during 2002 and an uncollectible receivable from a client of KMR during 2002.

     Average earning assets for the first quarter of 2003 were $999.8 million compared to $809.6 million for the first quarter of 2002. The increase in earning assets during the three months ended March 31, 2003 from the comparable period in 2002 was primarily due to higher levels of investments in mortgage-backed securities. Tax-equivalent interest income for the first quarter of 2003 increased $702,000, or 5%, over the same period in 2002 while interest expense decreased $271,000, or 4%, for the same period.

     Loans and leases outstanding increased $36.3 million to $502.1 million at March 31, 2003 from $465.8 million at December 31, 2002. This increase was primarily due to growth in commercial real estate loans, construction loans and consumer loans. The Company reported non-performing assets of $5.4 million at March 31, 2003, level with $5.4 million at December 31, 2002 and a decrease of $8.2 million compared to $13.6 million at March 31, 2002. The decrease in non-performing assets from March 31, 2002 was primarily the result of principal payments, charge-offs and a net decrease in real estate owned of $4.2 million from acquisitions and sales related to commercial real estate loans. The Company reported net recoveries of $51 thousand for the period ended March 31, 2003 versus $2.6 million of net charge offs for the comparable period in 2002. As of December 31, 2002, the Company had no real estate owned. The Company's non-performing assets to total assets ratio at March 31, 2003 was .49% compared to .54% at December 31, 2002 and 1.55% at March 31, 2002. The non-performing loans to assets ratio was .49 % at March 31, 2003 compared to .54% at December 31, 2002 and 1.07% at March 31, 2002. The ratio of the allowance for loan and lease losses to total loans and leases was 1.44% at March 31, 2003 compared to 1.39% at December 31, 2002 and 1.84% at March 31, 2002.

     Total deposits increased $20.1 million to $711.6 million at March 31, 2003 from $691.5 million at December 31, 2002. Total assets increased to $1.11 billion at March 31, 2003 from $1.02 billion at December 31, 2002.

     At March 31, 2003, Progress Bank's Tier 1 leverage and total risk-based capital ratios were 7.31% and 14.39% as compared to 7.82% and 15.20% at December 31, 2002.

     Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through twenty-one full service offices. The Company also offers financial planning services, life insurance, group employee benefits, and investments through Progress Financial Resources, Inc., headquartered in Philadelphia, Pa. In addition, the Company receives fees for financial and operational management consulting services for commercial clients through KMR Management, Inc. located in Willow Grove, Pa. The Company's common stock is traded on The Nasdaq Stock Market under the symbol "PFNC".

                                      ####


     This release contains forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from estimates. When used in filings by the Company with the Securities and Exchange Commission, in the Company's press releases or other public or shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result", "are expected to", "will continue", "is anticipated", "estimate", "project", or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties including changes in economic conditions in the Company's market area, changes in policies by regulatory agencies, fluctuations in interest rates, demand for loans in the Company's market area and competition that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

                             FINANCIAL DATA ATTACHED

                 Progress Financial Corporation
         Consolidated Statements of Financial Condition
                     (Dollars in thousands)

                                                                                   March 31,                    December 31,
                                                                                     2003                           2002
                                                                          ----------------------------       --------------------
Assets
Cash and due from banks:
  Non-interest earning                                                     $        22,166                    $    20,650
  Interest earning                                                                   6,650                         17,570
Investments and mortgage-backed securities
  Available for sale at fair value (amortized cost: $390,402 and $353,688)         395,603                        359,290
  Held to maturity at amortized cost (fair value: $145,380 and $121,968)           142,686                        120,006
Loans and leases, net (net of reserve: $7,214 and $6,463)                          494,914                        459,350
Premises and equipment                                                              26,352                         26,726
Other assets                                                                        18,563                         14,252
                                                                          ----------------------------       --------------------
  Total assets                                                             $     1,106,934                    $ 1,017,844
                                                                          ============================       ====================

Liabilities and Shareholders' Equity
Liabilities:
     Deposits                                                              $       711,550                     $  691,538
     Short-term borrowings                                                         167,683                         96,882
     Other liabilities                                                              12,674                         12,132
     Long-term debt:
           Federal Home Loan Bank advances                                         120,500                        120,500
           Other debt                                                                1,227                          1,227
     Capital securities                                                             28,844                         28,836
                                                                          ----------------------------       --------------------
     Total liabilities                                                           1,042,478                        951,115
                                                                          ----------------------------       --------------------

Commitments and contingencies

Shareholders' Equity:
Common stock - $1 par value; 12,000,000 shares authorized;
  7,121,000, and 7,058,000 shares issued and outstanding at                          7,121                         7,058
  March 31, 2003 and December 31, 2002, respectively
Treasury stock (370,000 and 114,000 shares at March 31, 2003 and
  December, 31, 2002, respectively)                                                 (4,370)                       (1,050)
Unearned Employee Stock Ownership Plan shares (169,000 shares
  at March 31, 2003 and December 31, 2002)                                          (1,341)                       (1,341)
Unearned compensation - restricted stock awards                                        (51)                          (75)
Capital surplus                                                                     51,720                        51,536
Retained earnings                                                                    7,973                         6,936
Net accumulated other comprehensive income                                           3,404                         3,665
                                                                          ----------------------------       --------------------
    Total shareholders' equity                                                      64,456                        66,729
                                                                          ----------------------------       --------------------
Total liabilities and shareholders' equity                                      $1,106,934                   $ 1,017,844
                                                                          ============================       ====================

                 Progress Financial Corporation
             Consolidated Statements of Operations
         (Dollars in thousands, except per share data)

                                                                         Three Months Ended
                                                                              March 31,
                                                                        2003              2002
                                                                   --------------    -------------
Interest income:
Loans and leases, including fees                                       $ 7,860           $ 8,950
Mortgage-backed securities                                               5,010             3,370
Investment securities                                                      689               606
Other                                                                       21                86
                                                                 --------------    --------------
     Total interest income                                              13,580            13,012

Interest expense:
Deposits                                                                 3,564             4,021
Borrowings                                                               2,219             2,051
Capital securities                                                         590               572
                                                                 --------------    --------------
     Total interest expense                                              6,373             6,644

Net interest income                                                      7,207             6,368
Provision for loan and lease losses                                        700             1,439
                                                                 --------------    --------------
Net interest income after provision for loan and lease losses            6,507             4,929

Non-interest income:
Service charges on deposits                                                806               854
Mutual fund, annuity and insurance commissions                             610               940
Loan brokerage and advisory fees                                           311               273
Private equity fund management fees                                         65                52
Gain on sale of securities                                                 323               ---
Gain on sale of loans and lease receivables                                164               132
Client warrant income                                                      197             1,426
Fees and other                                                             360               867
                                                                 --------------    --------------
     Total non-interest income                                           2,836             4,544

Non-interest Expense:
Salaries and employee benefits                                           3,892             4,401
Occupancy                                                                  716               586
Data processing                                                            227               257
Furniture, fixtures and equipment                                          491               546
Professional services                                                      647               578
Goodwill and other intangible assets impairment losses and amortization     44               109
Other                                                                    1,304             1,879
                                                                 --------------    --------------
     Total non-interest expense                                          7,321             8,356
                                                                 --------------    --------------

Income before income taxes                                               2,022             1,117
Income tax expense                                                         575               367
                                                                 --------------    --------------
Net income                                                             $ 1,447            $  750
                                                                 ==============    ==============

Basic earnings per common share                                          $0.22             $0.12
                                                                 ==============    ==============
Diluted earnings per common share                                        $0.21             $0.12
                                                                 ==============    ==============
Dividends per common share                                               $0.06             $0.00
                                                                 ==============    ==============
Basic average common shares outstanding                              6,710,508         6,206,177
                                                                 ==============    ==============
Diluted average common shares outstanding                            6,932,383         6,342,450
                                                                 ==============    ==============


           Progress Financial Corporation
                 Supplemental Data
   (Dollars in Thousands, Except Per Share Data)

                                                                 Three Months Ended
                                                                       March 31,
                                                              2003                 2002
                                                        ---------------       --------------

Profitability Measures:
Return on average assets                                      0.56%                0.35%
Return on average equity                                      8.87                 5.33
Net interest spread (FTE)                                     2.67                 2.83
Net interest margin (FTE)                                     3.02                 3.25
Efficiency ratio                                             71.82                76.18
Diluted net income per common share                          $0.21                $0.12

Selected Loan Data:
Non-performing assets                                       $5,445              $13,585
Ratio of non-performing assets to total assets                0.49%                1.55%
Ratio of allowance for loan and lease losses
     to total loans and leases receivable                     1.44                 1.84
Ratio of allowance for loan and lease losses
     to non-performing loans and leases                     132.49                93.93
Loan delinquency ratio                                        0.97                 1.87
Ratio of loans and leases to deposits                        70.57                77.24

Selected Equity Data:
Book value per share                                        $ 9.79                $8.76
Tangible book value per share                                 9.62                 8.49
Dividends per common share                                    0.06                 0.00
Average equity to average assets                              6.28%                6.64%
Tier 1 risk-based capital ratio (Bank)                       13.24                13.58
Total risk-based capital ratio (Bank)                        14.39                14.84
Tier 1 leverage capital ratio (Bank)                          7.31                 8.30

Selected Average Balances:
   Loans, gross                                         $  483,560             $506,091
   Earning assets                                          999,750              809,647
   Total assets                                          1,053,227              859,032
   Deposits                                                692,620              614,417
   Equity                                                   66,139               57,034

        Progress Financial Corporation
             Supplemental Balances
            (Dollars in Thousands)

                                                      March 31,      December 31,              %
Period-End Balances At:                                  2003            2002                Change
                                                  --------------------------------------

Loans and Leases, Net:
Commercial business                                   $ 84,818         $ 83,994                1.0 %
Commercial real estate                                 222,719          199,672               11.5
Construction, net of loans in process                   96,377           87,728                9.9
Single family residential real estate                   29,364           26,870                9.3
Consumer                                                54,599           50,105                9.0
Lease receivable                                        14,251           17,444              (18.3)
                                                ------------------------------------------------------
          Total loans and leases                       502,128          465,813                7.8
Allowance for loan and lease losses                     (7,214)          (6,463)              11.6
                                                ------------------------------------------------------
          Loans and leases, net                       $494,914         $459,350                7.7 %
                                                ======================================================


Deposits:
Non-interest-bearing demand                           $106,799         $100,075                6.7 %
NOW and SuperNow                                        89,147           93,182               (4.3)
Money Market                                           112,441          105,563                6.5
Passbook and Statement Savings                          36,865           34,148                8.0
Time deposits                                          366,328          358,570                2.2
                                                ------------------------------------------------------
          Total Deposits                              $711,550         $691,538                2.9 %
                                                ======================================================

                                      ####

                                  Exhibit 99.2

                  Press Release on First Quarter Cash Dividend

FOR IMMEDIATE RELEASE          Contacts:
April 23, 2003                 Michael B. High, COO/CFO
                               610-941-4804
                               mhigh@progressbank.com
                               Dorothy Jaworski, Director of Investor Relations
                               484-322-4822
                               djaworski@progressbank.com


              Progress Financial Corporation Declares Cash Dividend

     Blue Bell, PA, April 23, 2003 - The Board of Directors of Progress Financial Corporation (the "Company" - Nasdaq: PFNC) declared its quarterly cash dividend on its common stock, according to W. Kirk Wycoff, Chairman, President and Chief Executive Officer. The quarterly cash dividend of $.06 will be paid on May 16, 2003 to shareholders of record on March 31, 2003.

     Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers  through  twenty-one  full  service  offices.  The Company also offers financial planning services, life insurance, group employee benefits and investments through Progress Financial Resources, Inc., headquartered in Philadelphia, Pa. In addition, the Company receives fees for financial and operational management consulting services for commercial clients through KMR Management, Inc. located in Willow Grove, Pa. The Company's common stock is traded on The Nasdaq Stock Market under the Symbol "PFNC".

                                      ####

                                  Exhibit 99.3

                  Analyst Package Distributed April 23, 2003

                                                       Three Months Ended
                                                             March 31,
                                                 -------------------------------
                                                                         Percent
                                                   2003        2002       change
                                                --------------------------------
Per Common Share Data
---------------------
Net income:
   Basic                                      $     0.22      $  0.12     83.33%
   Diluted                                          0.21         0.12     75.00%
Cash dividends declared                             0.06            -          -
Book value                                          9.79         8.76     11.76%
Tangible book value                                 9.62         8.49     13.31%
Average shares outstanding:
   Basic                                       6,710,508    6,206,177      8.13%
   Diluted                                     6,932,383    6,342,450      9.30%

Financial Ratios
----------------
Return on average shareholders' equity             8.87%        5.33%     66.42%
Return on average total assets                     0.56%        0.35%     60.00%
Average yield on earning assets                    5.61%        6.57%    -14.61%
Average rate on interest bearing liabilities       2.94%        3.74%    -21.39%
Net interest spread                                2.67%        2.83%     -5.65%
Net interest margin (FTE)                          3.02%        3.25%     -7.08%
Efficiency ratio                                  71.82%       76.18%     -5.72%
Risk-based capital - Tier 1                       13.24%       13.58%     -2.50%
                   - Total capital                14.39%       14.84%     -3.03%
Tier 1 leverage ratio                              7.31%        8.30%    -11.93%
Average shareholders' equity/average total assets  6.28%        6.64%     -5.42%

Asset Quality (dollars in thousands)
------------------------------------
Allowance for loan losses                     $   7,214      $ 8,775     -17.79%
Allowance for loan losses/Loans                    1.44%        1.84%    -21.74%
Net charge-offs (recoveries)                       $ (51)    $ 2,581    -101.98%
Net charge-offs/Average loans (annualized)        -0.04%        2.07%   -101.93%
Nonperforming assets                          $    5,445     $ 13,585    -59.92%
Nonperforming assets/Total loans plus OREO         1.10%        2.87%    -61.67%
Nonperforming assets/Total assets                  0.49%        1.55%    -68.39%
Allowance for loan losses/Nonperforming loans    132.49%       93.93%     41.05%

Average Balances (in thousands)
-------------------------------
Loans and leases (gross of reserves)          $  483,560     $506,091     -4.45%
Earning assets                                   999,750      809,647     23.48%
Total assets                                   1,053,227      859,032     22.61%
Deposits                                         692,620      614,417     12.73%
Interest bearing liabilities                     879,776      720,590     22.09%
Shareholders' equity                              66,139       57,034     15.96%

Period End Balances (in thousands)
----------------------------------
Loans and leases (gross of reserves)          $  502,128    $ 477,948      5.06%
Total assets                                   1,106,934      874,979     26.51%
Deposits                                         711,550      618,807     14.99%
Total liabilities                              1,042,478      815,659     27.81%
Shareholders' equity                              64,456       59,320      8.66%


                                                       Three Months Ended
                                                            March 31,
                                                 -------------------------------
                                                                        Percent
                                                    2003       2002      change
                                                --------------------------------

TAX EQUIVALENT INCOME STATEMENT
-------------------------------
($ in thousands, except per share data)

Net interest income(FTE)                           $ 7,452   $ 6,479        15%
FTE adjustment                                        (245)     (111)     -121%
                                                   -----------------      ----
Net interest income                                  7,207     6,368        13%
Provision for losses on loans                          700     1,439       -51%

Non-Interest Income:
  Service charges on deposits                          806       854        -6%
  Lease financing fees                                  37        63       -41%
  Mutual fund, annuity and insurance commissions       610       940       -35%
  Loan brokerage and advisory fees                     311       273        14%
  Private equity fund management fees                   65        52        25%
  Gain on securities                                   323         -          -
  Client warrant income                                197     1,426       -86%
  Equity (loss) in unconsolidated entities             (12)       95      -113%
  Fees and other income                                499       841       -41%
                                                   -----------------      ----

    Total non-interest income                        2,836     4,544       -38%

Non-Interest Expenses:
  Salaries and employee benefits                     3,892     4,401       -12%
  Occupancy                                            716       586        22%
  Data processing                                      227       257       -12%
  Furniture, fixtures and equipment                    491       546       -10%
  Loan and real estate owned expenses, net            (103)      295      -135%
  Professional services                                647       578        12%
  Other                                              1,451     1,693       -14%
                                                   -----------------      ----
    Total non-interest expenses                      7,321     8,356       -12%
                                                   -----------------      ----

Income before income taxes                           2,022     1,117        81%
Provision for income tax expense                       575       367        57%
                                                   -----------------      ----
Net income                                         $ 1,447     $ 750        93%
                                                   =================      ====


QUARTERLY INCOME STATEMENT
(Unaudited)

($ in thousands, except per share)                            First
                         2003                                Quarter
-------------------------------------------------------  ------------

FTE interest income                                         $ 13,825
Interest expense                                               6,373
                                                         ------------

FTE net interest income                                        7,452
Less: FTE adjustment                                            (245)
                                                         ------------
Net Interest Income                                            7,207

Provision for Losses on Loans                                    700

Non-Interest Income:
-------------------
  Service charges on deposits                                    806
  Lease financing fees                                            37
  Mutual fund, annuity and insurance commissions                 610
  Loan brokerage and advisory fees                               311
  Private equity fund management fees                             65
  Gain on securities                                             323
  Client warrant income                                          197
  Loss in unconsolidated entities                                (12)
  Fees and other income                                          499
                                                         ------------
    Total non-interest income                                  2,836

Non-Interest Expenses:
----------------------
  Salaries and employee benefits                               3,892
  Occupancy                                                      716
  Data processing                                                227
  Furniture, fixtures and equipment                              491
  Loan and real estate owned expenses, net                      (103)
  Professional services                                          647
  Other                                                        1,451
                                                         ------------
    Total non-interest expenses                                7,321

Income Before Income Taxes                                     2,022
Provision for income tax expense                                 575
                                                         ------------
Net Income                                                   $ 1,447
                                                         ============

Other Data:
-----------
EPS - Basic                                                   $ 0.22
EPS - Diluted                                                 $ 0.21
ROA                                                            0.56%
ROE                                                            8.87%
Net interest margin (FTE)                                      3.02%
Dividends declared on common stock                            $ 0.06
FTE employees                                                    266

QUARTERLY INCOME STATEMENT
(Unaudited)

($ in thousands, except per share)                        Fourth      Third      Second       First        Year-
                         2002                            Quarter     Quarter     Quarter     Quarter      to-date
------------------------------------------------------- ----------- ----------- ---------- ------------   ---------

FTE interest income                                        $13,455     $13,618    $13,602      $13,123     $53,798
Interest expense                                             6,447       6,653      6,581        6,644      26,325
                                                        ----------- ----------- ---------- ------------   ---------

FTE net interest income                                      7,008       6,965      7,021        6,479      27,473
Less: FTE adjustment                                          (179)       (145)      (128)        (111)       (563)
                                                        ----------- ----------- ---------- ------------   ---------
Net Interest Income                                          6,829       6,820      6,893        6,368      26,910

Provision for Losses on Loans                                  875         500      1,000        1,439       3,814

Non-Interest Income:
--------------------
  Service charges on deposits                                  937         916        978          854       3,685
  Lease financing fees                                          42          50         63           63         218
  Mutual fund, annuity and insurance commissions               685         478        678          940       2,781
  Loan brokerage and advisory fees                             489          78        302          273       1,142
  Private equity fund management fees                           65          65         65           52         247
  Gain on securities                                           219          84        352            -         655
  Gain on sale of real estate                                   76       1,570          -            -       1,646
  Client warrant income                                         20         466         35        1,426       1,947
  Equity (loss) in unconsolidated entities                     (14)          1          6           95          88
  Fees and other income                                        689         643        737          841       2,910
                                                        ----------- ----------- ---------- ------------   ---------
    Total non-interest income                                3,208       4,351      3,216        4,544      15,319

Non-Interest Expenses:
----------------------
  Salaries and employee benefits                             3,814       3,906      3,904        4,401      16,025
  Occupancy                                                    624         720        661          586       2,591
  Data processing                                              209         215        230          257         911
  Furniture, fixtures and equipment                            505         511        509          546       2,071
  Loan and real estate owned expenses, net                     231         226        243          295         995
  Professional services                                        712         597        641          578       2,528
  Other                                                      1,642       2,115      1,579        1,693       7,029
                                                        ----------- ----------- ---------- ------------   ---------
    Total non-interest expenses                              7,737       8,290      7,767        8,356      32,150

Income Before Income Taxes                                   1,425       2,381      1,342        1,117       6,265
Provision for income tax expense                               401       1,066        435          367       2,269
                                                        ----------- ----------- ---------- ------------   ---------
Net Income                                                 $ 1,024     $ 1,315      $ 907        $ 750     $ 3,996
                                                        =========== =========== ========== ============   =========

Other Data:
-----------
EPS - Basic                                                  $0.15       $0.20      $0.13        $0.12       $0.60
EPS - Diluted                                                $0.15       $0.19      $0.13        $0.12       $0.59
ROA                                                          0.43%       0.57%      0.41%        0.35%       0.44%
ROE                                                          6.09%       8.05%      5.90%        5.33%       6.38%
Net interest margin (FTE)                                    3.09%       3.24%      3.35%        3.25%       3.23%
Dividends declared on common stock                           $0.05       $0.05      $0.00        $0.00       $0.10
FTE employees                                                  268         271        282          277         271


ASSET QUALITY
(Unaudited)

                                       2003                                    2002
                                   -----------    --------------------------------------------------------
($ in thousands)                       First         Year-       Fourth       Third     Second      First
Allowance for Loan Losses             Quarter       to-date      Quarter     Quarter    Quarter    Quarter
-------------------------          ------------   --------------------------------------------------------

 Balance at beginning of period       $ 6,463      $ 9,917      $ 7,100    $ 8,024    $ 8,775     $ 9,917
Provision                                 700        3,814          875        500      1,000       1,439
 Charge-offs                              150        8,054        1,689      1,827      1,817       2,721
 Recoveries                              (201)        (786)        (177)      (403)       (66)       (140)
                                      -------      -------      -------    -------    -------     -------
   Net loan charge-offs (recoveries)      (51)       7,268        1,512      1,424      1,751       2,581

 Balance at end of period             $ 7,214      $ 6,463      $ 6,463    $ 7,100    $ 8,024     $ 8,775
                                      =======      =======      =======    =======    =======     =======

Allowance as percentage of loans        1.44%        1.39%        1.39%      1.55%      1.67%       1.84%

Net charge-offs/average loans          -0.01%        1.52%        0.33%      0.30%      0.36%       0.51%

Allowance as percentage of
   non-performing loans               132.49%      118.65%      118.65%     94.14%     91.83%      93.93%


Non-performing assets
---------------------
 Non-accrual loans and leases         $ 5,445      $ 5,447      $ 5,447    $ 7,542    $ 8,738     $ 9,342
 Other real estate owned                    -            -            -        872      4,495       4,243
                                      -------      -------      -------    -------    -------     -------
 Total non-performing assets          $ 5,445      $ 5,447      $ 5,447    $ 8,414    $13,233     $13,585
                                      =======      =======      =======    =======   ========     =======

Non-performing assets to:
  Loans and leases plus OREO            1.10%        1.19%        1.19%      1.86%      2.77%       2.87%
  Total assets                          0.49%        0.54%        0.54%      0.91%      1.46%       1.55%

 Loans past due 90 days               $ 2,213        $ 918        $ 918    $ 2,735    $ 1,766     $ 3,244

 Total under-performing assets        $ 7,658      $ 6,365      $ 6,365   $ 11,149   $ 14,999    $ 16,829

AVERAGE BALANCE SHEET DATA
(Unaudited)

                                                      2003                                             2002
                                                    --------         ---------------------------------------------------------------
($ in thousands)                                      First             Fourth       Third        Second        First        Year-
Average balances                                     Quarter           Quarter      Quarter       Quarter      Quarter      to-date
----------------                                    --------           -------      -------       -------      -------      -------

 Cash and due from banks (Interest-earning)      $     8,241          $ 12,202     $ 14,743      $  9,022     $ 22,496     $ 14,588
 Loans,net of unearned discounts:
     Commercial business                              83,795            84,226       87,127        96,440      123,173       97,606
     Commercial mortgage                             210,014           199,731      193,867       196,331      193,250      195,807
     Construction loans                               92,886            82,566       84,863        86,253       83,831       84,376
     Residential real estate                          28,651            27,339       28,764        27,929       25,688       27,438
     Consumer                                         51,826            49,179       47,547        45,416       44,437       46,660
     Lease financing                                  16,388            20,322       24,954        30,080       35,712       27,717
                                                 -----------          --------     --------      --------     --------     --------
    Total loans                                      483,560           463,363      467,122       482,449      506,091      479,604
 Investment securities(available for sale)            11,362            10,667        6,110         6,465        5,967        7,312
 Investment securities(held to maturity)              51,555            37,113       40,600        40,977       38,224       39,229
 Mortgage-backed securities                          445,032           376,864      323,706       302,946      236,869      310,517
                                                 -----------          --------     --------      --------     --------     --------
 Earning assets                                      999,750           900,209      852,281       841,859      809,647      851,250
 Cash and due from banks(non-interest bearing)        17,198            16,181       15,408        14,445       15,563       15,401
 Other non-earning assets                             36,279            36,925       40,436        35,854       33,822       36,778
                                                 -----------          --------     --------      --------     --------     --------
     Total assets                                $ 1,053,227          $953,315     $908,125      $892,158     $859,032     $903,429
                                                 ===========          ========     ========      ========     ========     ========
Deposits:
   Demand                                        $    98,498          $ 92,744     $ 74,920      $ 77,860     $ 73,734     $ 79,853
  Interest bearing:
     NOW and Supernow accounts                        88,846            88,918      105,115       116,734      119,129      107,385
     Money Market Accounts                           109,209            98,823       89,022        75,009       61,776       81,281
    Passbook and Stmt Savings                         35,202            33,470       31,963        33,081       30,956       32,373
     Time deposits                                   360,865           357,425      357,784       321,895      328,822      341,604
                                                 -----------          ---------    --------      --------     --------     --------
   Total interest bearing deposits                   594,122           578,636      583,884       546,719      540,683      562,643
 Federal Home Loan Bank borrowings                   145,539           133,438      120,500       117,609      120,333      122,999
 Other borrowings                                    111,276            51,364       36,303        61,377       39,311       47,092
 Capital securities                                   28,839            22,281       19,394        20,269       20,263       20,554
                                                 -----------          ---------    --------      --------     --------     --------
 Interest bearing liabilities                        879,776           785,719      760,081       745,974      720,590      753,288
 Non-interest bearing liabilities                      8,814             8,134        8,316         6,675        7,674        7,703
 Total shareholders' equity                           66,139            66,718       64,808        61,649       57,034       62,585
                                                 -----------          ---------    --------      --------     --------     --------
Total Liabilities and Shareholders' Equity       $ 1,053,227          $953,315     $908,125      $892,158     $859,032     $903,429
                                                 ===========          ========     ========      ========     ========     ========

(Unaudited)

                                                    2003                                     2002
                                                 ---------    ---------------------------------------------------------------------
                                                   First          Fourth        Third       Second         First        Year-
Average yields and rates                          Quarter         Quarter      Quarter      Quarter       Quarter      to-date
------------------------                         ---------    ----------------------------------------------------------------------

Interest - earning assets
Interest-earning deposits                           1.03%          1.24%        1.59%        1.60%         1.55%         1.50%
Investment securities                               5.96%          5.91%        6.86%        6.29%         6.47%         6.38%
Mortgage-backed securities                          4.57%          5.04%        5.50%        5.67%         5.77%         5.45%
Commercial business loans                           5.11%          5.29%        5.76%        5.50%         6.55%         5.84%
Commercial real estate loans                        7.35%          7.57%        7.72%        7.85%         7.48%         7.65%
Construction loans                                  6.17%          6.40%        6.40%        6.44%         6.47%         6.42%
Single family residential loans                     6.53%          6.36%        6.94%        7.07%         7.44%         6.94%
Consumer loans                                      5.66%          5.64%        6.07%        6.44%         6.38%         6.12%
Lease financing                                    10.12%         10.13%        9.98%       10.21%        10.27%        10.16%
                                                   -----          -----         ----        -----         -----         -----
  Total interest - earning assets                   5.61%          5.93%        6.34%        6.48%         6.57%         6.32%
                                                   -----          -----         ----        -----         -----         -----

Interest - bearing liabilities
  Interest - bearing deposits
   NOW and SuperNOW                                 1.01%          1.14%        1.11%        1.20%         1.40%         1.22%
   Money Market                                     1.85%          2.11%        2.26%        2.11%         1.91%         2.11%
   Passbook and Statement Savings                   0.74%          0.85%        0.98%        0.99%         1.02%         0.96%
   Time deposits                                    3.13%          3.26%        3.47%        3.76%         4.00%         3.61%
                                                   -----          -----         ----        -----         -----         -----
  Total interest - bearing deposits                 2.43%          2.60%        2.73%        2.82%         3.02%         2.78%
FHLB borrowings                                     4.50%          4.87%        5.47%        5.52%         5.43%         5.38%
Other borrowings                                    2.09%          3.48%        4.41%        3.39%         4.24%         3.84%
Capital securities                                  8.30%          9.56%       11.21%       11.34%        11.45%        10.85%
                                                   -----          -----         ----        -----         -----         -----
  Total interest - bearing liabilities              2.94%          3.26%        3.47%        3.54%         3.74%         3.49%
                                                   -----          -----         ----        -----         -----         -----

Interest Rate Spread                                2.67%          2.67%        2.87%        2.94%         2.83%         2.83%
Net Interest Margin                                 3.02%          3.09%        3.24%        3.35%         3.25%         3.23%
Avg Int-earning assets to int-bearing liabilities 113.64%        114.57%      112.13%      112.85%       112.36%       113.00%


PERIOD END BALANCE SHEET DATA
(Unaudited)

                                                  2003                                  2002
                                                ---------     -------------------------------------------------------------
                                                  First           Fourth         Third          Second          First
($ in thousands)                                 Quarter         Quarter        Quarter         Quarter        Quarter
                                                ---------     -------------------------------------------------------------

Assets
------
 Cash and due from bank(interest bearing)     $    6,650       $   17,570      $  3,506        $  5,603       $ 12,130
 Loans and lease(net)                            494,914          459,350       451,237         473,435        469,173
 Investment securities:
   Held-to-maturity:
     Book                                         60,257           46,536        29,778          43,912         39,570
     Market                                       61,472           47,134        30,787          44,532         38,660
   Available-for-sale                              9,385           20,193         5,419           5,962          5,941
 Mortgage-backed securities:
   Held-to-maturity:
     Book                                         82,429           73,470        59,440          44,870         25,304
     Market                                       83,908           74,834        60,736          45,262         24,952
   Available-for-sale                            386,218          339,097       298,888         265,056        263,908
                                              ----------       ----------      --------        --------       --------
 Earning assets                                1,039,853          956,216       848,268         838,838        816,026
 Cash and due from bank(non-interest bearing)     22,166           20,650        20,434          17,030         11,906
 Other non-earning assets                         44,915           40,978        58,993          48,134         47,047
                                              ----------       ----------      --------        --------       --------
Total assets                                  $1,106,934       $1,017,844      $927,695        $904,002       $874,979
                                              ==========       ==========      ========        ========       ========

Liabilities and shareholders' equity
------------------------------------
Deposits:
   Demand                                      $ 106,799        $ 100,075      $ 74,261        $ 83,538       $ 72,567
   Interest bearing                              604,751          591,463       588,721         548,084        546,240
                                              ----------       ----------      --------        --------       --------
     Total deposits                              711,550          691,538       662,982         631,622        618,807
 Federal Home Loan Bank borrowings               150,500          120,500       120,500         120,500        117,000
 Other borrowings                                138,910           98,109        41,062          55,012         46,087
 Capital Securities                               28,844           28,836        18,824          20,274         20,267
                                              ----------       ----------      --------        --------       --------
 Interest bearing liabilities                  1,029,804          938,983       843,368         827,408        802,161
 Other Liabilities                                12,674           12,132        17,815          13,178         13,498
                                              ----------       ----------      --------        --------       --------
 Total liabilities                             1,042,478          951,115       861,183         840,586        815,659
 Total shareholders' equity                       64,456           66,729        66,512          63,416         59,320
                                              ----------       ----------      --------        --------       --------
Total liabilities and equity                  $1,106,934       $1,017,844      $927,695        $904,002       $874,979
                                              ==========       ==========      ========        ========       ========

Other selected balances
-----------------------
 Intangible assets -- Goodwill                   $ 1,121          $ 1,164       $ 1,155         $ 1,757        $ 1,865
 Amount included in shareholders' equity
   for net unrealized gains on investments
   available-for-sale                            $ 3,404          $ 3,665       $ 3,634         $ 1,643       $ (1,269)


Capital Data
(Unaudited)

                                     2003                                    2002
                                  ------------   -----------------------------------------------------------------
                                     First        Fourth        Third        Second         First         Year-
                                    Quarter      Quarter       Quarter       Quarter       Quarter       to-date
                                 --------------  -----------------------------------------------------------------

Per common share
----------------
Shares outstanding:
    Average-basic                  6,710,508    6,809,902     6,815,956     6,795,122     6,206,177    6,658,880
    Average-diluted                6,932,383    7,015,172     6,967,686     6,962,428     6,342,450    6,827,539
    Period-end                     6,582,321    6,774,919     6,816,494     6,800,380     6,768,458    6,774,919
 Book value                          $  9.79      $  9.85       $  9.76       $  9.33       $  8.76      $  9.85
 Tangible Book Value                    9.62         9.68          9.59          9.07          8.49         9.68
Price:
     High                            $ 13.20      $ 11.61       $ 10.15       $ 10.40        $ 9.65      $ 11.61
     Low                               11.42         9.90          7.46          8.61          7.44         7.44
     Close                             12.92        11.61          9.40          9.74          8.94        11.61


Capital ratios
--------------
($ in thousands)
Risk-based capital:
   Tier 1 capital                    $79,988      $77,879       $76,071       $73,567       $71,957      $77,879
     % risk adjusted assets           13.24%       14.09%        14.76%        13.97%        13.58%       14.09%
   Total capital                     $86,902      $84,028       $82,519       $80,167       $78,606      $84,028
     % risk adjusted assets           14.39%       15.20%        16.01%        15.22%        14.84%       15.20%
Tier 1 leverage ratio                  7.31%        7.82%         8.31%         8.23%         8.30%        7.82%
Average shareholders' equity to
   total average assets                6.28%        7.00%         7.14%         6.91%         6.64%        6.93%

